                AmeriCredit Automobile Receivables Trust 1997-D
                      Class A-1 5.800% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 6.240% Asset Backed Notes
                       Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of November 11, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:    11/11/97
Monthly Period Ending:       11/30/97

I.  MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

    A.   Beginning of period Aggregate Principal Balance                                            $324,999,313
                                                                                                    ------------
    B.   Purchase of Subsequent Receivables                                                                    0
                                                                                                    ------------
    C.   Monthly Principal Amounts

         (1)    Collections on Receivables outstanding
                  at end of period                                                      4,910,891
         (2)    Collections on Receivables paid off                                    ----------
                  during period                                                           682,965
         (3)    Receivables becoming Liquidated Receivables                            ----------
                  during period                                                           267,818
         (4)    Receivables becoming Purchased Receivables                             ----------
                  during period
         (5)    Cram Down Losses occurring during period                               ----------
         (6)    Other Receivables adjustments                                              44,809
                                                                                       ----------
         (7)    Less amounts allocable to Interest                                     (3,428,414)
                                                                                       ----------
         Total Monthly Principal Amounts                                                               2,478,069
                                                                                                    ------------
    D.   End of period Aggregate Principal Balance                                                  $322,521,244
                                                                                                    ------------
                                                                                                    ------------
    E.   Pool Factor                                                                                   99.237516%
                                                                                                    ------------
                                                                                                    ------------
II. MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                         Class A-1     Class A-2      Class A-3        TOTAL
                                                         ---------     ---------      ---------        -----
    A.   Beginning of period Note Balance               $95,000,000   $182,000,000   $123,000,000   $400,000,000
                                                        --------------------------------------------------------
    B.   Noteholders' Principal Distributable Amount      2,478,069              0              0      2,478,069
    C.   Noteholders' Accelerated Principal Amount        1,772,210              0              0      1,772,210
    D.   Accelerated Payment Amount Shortfall                 6,959              0              0          6,959
    E.   Note Prepayment Amount                                   0              0              0              0
    F.   Deficiency Claim Amount                                  0              0              0              0
                                                        --------------------------------------------------------
    G.   End of period Note Balance                     $90,742,762   $182,000,000   $123,000,000   $395,742,762
                                                        --------------------------------------------------------
                                                        --------------------------------------------------------
    H.   Note Pool Factors                               95.518697%    100.000000%    100.000000%     98.935691%
                                                        --------------------------------------------------------
                                                        --------------------------------------------------------
                                       1

III.     RECONCILIATION OF PRE-FUNDING ACCOUNT:

    A.   Beginning of period Pre-Funding Account balance                                            $75,000,687
                                                                                                    -----------
    B.   Purchase of Subsequent Receivables                                                    0
                                                                                     -----------
    C.   Investment Earnings                                                              10,805
                                                                                     -----------
    D.   Investment Earnings Transfer to Collections Account                             (10,805)
                                                                                     -----------
    E.   Payment of Mandatory Prepayment Amount
                                                                                     -----------
                                                                                                              0
                                                                                                    -----------
    F.   End of period Pre-Funding Account balance                                                  $75,000,687
                                                                                                    -----------
                                                                                                    -----------
IV. CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

    A.   Total Monthly Principal Amounts                                                             $2,478,069
                                                                                                    -----------
    B.   Required Pro-forma Security Balance                                         357,769,738
                                                                                     -----------
    C.   Pro-forma Security Balance (Assuming 100% Paydown
           of Total Monthly Principal Amounts)                                       397,521,931
                                                                                     -----------
    D.   Step-down Amount (B. - C.)                                                                           0
                                                                                                    -----------
    E.   Principal Distributable Amount (A.- D.)                                                     $2,478,069
                                                                                                    -----------
                                                                                                    -----------
V.  RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

    A.   Beginning of period Capitalized Interest Account balance                                     $509,994
                                                                                                    -----------
    B.   Monthly Capitalized Interest Amount                                            (175,066)
                                                                                     -----------
    C.   Investment Earnings                                                               1,092
                                                                                     -----------
    D.   Investment Earnings Transfer to Collections Account                              (1,092)
                                                                                     -----------
    E.   Payment of Overfunded Capitalized Interest Amount                               (22,424)
                                                                                     -----------
    F.   Payment of Remaining Capitalized Interest Account                                     0
                                                                                     -----------
                                                                                                       (197,490)
                                                                                                    -----------
    G.   End of period Capitalized Interest Account balance                                            $312,504
                                                                                                    -----------
                                                                                                    -----------
VI. RECONCILIATION OF COLLECTION ACCOUNT:

    A.   Available Funds:

         (1)    Collections on Receivables during period
                  (net of Liquidation Proceeds)                                       $5,593,856
                                                                                     -----------
         (2)    Liquidation Proceeds collected during period                              12,010
                                                                                     -----------
         (3)    Purchase Amounts deposited in Collection Account
                                                                                     -----------
         (4)    (a) Investment Earnings - Collection Account                               6,870
                                                                                     -----------
                (b) Investment Earnings - Transfer From Prefunding Account                10,805
                                                                                     -----------
                (c) Investment Earnings - Transfer From Capitalized
                      Interest Account                                                     1,092
                                                                                     -----------
         (5)    Collection of Supplemental Servicing Fees
                (a) Extension Fees                                                           117
                                                                                     -----------
                (b) Repo and Recovery Fees Advanced                                            0
                                                                                     -----------
                (c) Other Fees                                                            36,945
                                                                                     -----------
         (6)    Monthly Capitalized Interest Amount                                      175,066
                                                                                     -----------
         (7)    Mandatory Prepayment Amount
                                                                                     -----------
         Total Available Funds                                                                        5,836,761
                                                                                                    -----------
    B.   Distributions:

         (1)    Base Servicing Fee and Supplemental Servicing Fees
                (a) Base Servicing Fee                                                   405,008
                                                                                     -----------
                (b) Repo and Recovery Fees                                                     0
                                                                                     -----------
                (c) Other Fees                                                            36,945
                                                                                     -----------
         (2)    Agent fees                                                                 1,791
                                                                                     -----------
         (3)    Noteholders' Interest Distributable Amount
                (a) Class A - 1                                                          229,583
                                                                                     -----------
                (b) Class A - 2                                                          441,919
                                                                                     -----------
                (c) Class A - 3                                                          319,800
                                                                                     -----------
         (4)    Noteholders' Principal Distributable Amount
                (a) Class A - 1                                                        2,478,069
                                                                                     -----------
                (b) Class A - 2                                                                0
                                                                                     -----------
                (c) Class A - 3                                                                0
                                                                                     -----------
         (5)    Security Insurer Premiums                                                151,436
                                                                                     -----------
         Total distributions                                                                          4,064,551
                                                                                                    -----------
    C.   Excess Available Funds (or Deficiency Claim Amount)                                          1,772,210
                                                                                                    -----------
    D.   Noteholders' Accelerated Principal Amount                                                   (1,772,210)
                                                                                                    -----------
    E.   Deposit to Spread Account                                                                           $0
                                                                                                    -----------
                                                                                                    -----------
                                     2

VII. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

    A.   Excess Available Funds (VI.C.)                                                        $1,772,210
                                                                                             ------------
    B.   Pro Forma Security Balance (II.A.-II.B.)                                             397,521,931
                                                                                             ------------
    C.   Required Pro Forma Security Balance (90% x (I.D.+III.F.)                             357,769,738
                                                                                             ------------
    D.   Excess of Pro Forma Balance over Required Balance (B. - C.)                           39,752,193
                                                                                             ------------
    E.   End of Period Class A-1 Note Balance (before accel. payments)                         92,521,931
                                                                                             ------------
    F.   Greater of D. or E.                                                                   92,521,931
                                                                                             ------------
    G.   Accelerated Principal Amount (lesser of A. or F.)                                                    $1,772,210
                                                                                                             -----------
VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

    A.   Pro Forma Security Balance                                                          $397,521,931
                                                                                             ------------
    B.   Required Pro Forma Security Balance                                                  357,769,738
                                                                                             ------------
    C.   Excess of Pro Forma Balance over Required Balance (A. - B.)                           39,752,193
                                                                                             ------------
    D.   End of Period Class A-1 Note Balance (before accel. payments)                         92,521,931
                                                                                             ------------
    E.   Greater of C. or D.                                                                   92,521,931
                                                                                             ------------
    F.   Excess Available Funds (VI.C.)                                                         1,772,210
                                                                                             ------------
    G.   Investment Earnings on Collection Account                                                  6,870
                                                                                             ------------
    H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                                    $90,756,591
                                                                                                             -----------
IX. RECONCILIATION OF SPREAD ACCOUNT:

    A.   Beginning of period Spread Account balance                                                           $3,249,993
                                                                                                             -----------
    B.   Additions to Spread Account
         (1)    Deposits from Collections Account (VI. E.)                                              0
                                                                                             ------------
         (2)    Investment Earnings                                                                 6,959
                                                                                             ------------
         (3)    Deposits Related to Subsequent Receivables Purchases                                    0
                                                                                             ------------

         Total Additions                                                                                           6,959
                                                                                                             -----------
    C.   Less Deficiency Claim Amount
                                                                                                             -----------
    D.   Spread Account balance available for withdrawals                                                     3,256,952
                                                                                                             -----------
    E.   Requisite Amount of Spread Account
         (1)    Initial Spread Account Deposit                                                 $3,249,993
                                                                                             ------------
         (2)    Subsequent Spread Account Deposits                                                      0
                                                                                             ------------
         (3)    Total Initial & Subsequent Spread Account Deposits (1)+(2)                      3,249,993
                                                                                             ------------
         (4)    $100,000                                                                          100,000
                                                                                             ------------
         (5)    2% of Original Pool Balance (total deliveries)                                  6,499,986
                                                                                             ------------
         (6)    End of period Note Balance (before accel. principal
                  shortfall calc)                                                             395,749,721
                                                                                             ------------
         (7)    Lesser of (5) or (6)                                                            6,499,986
                                                                                             ------------
         (8)    Floor Amount Greater of (4) or (7)                                              6,499,986
                                                                                             ------------
         (9)    Aggregate Principal Balance                                                   322,521,244
                                                                                             ------------
         (10)   End of period Note Balance (before accel. principal
                  shortfall calc)                                                             395,749,721
                                                                                             ------------
         (11)   Line (9) less line (10)                                                       (73,228,477)
                                                                                             ------------
         (12)   OC level (11)/(9)                                                                 (22.71%)
                                                                                             ------------
         (13)   13% less OC level, if OC level is greater than 10%                                    n/a
                                                                                             ------------
         (14)   If OC level is equal to or greater than 10%, Percent in
                  (13) x End of Period Aggregate Principal Balance                                    n/a
                                                                                             ------------
         (15)   If OC level is less than 10%, 1% of Original Pool Balance
                  (total deliveries)                                                            3,249,993
                                                                                             ------------
         (16)   15% of end of period Aggregate Principal Balance if
                  Trigger Date                                                                        n/a
                                                                                             ------------
         Requisite Amount of Spread Account (either (3), (8), (14),
           (15), or(16) as applicable)                                                                         3,249,993
                                                                                                             -----------
    F.   Withdrawals from Spread Account
         (1)    Priority Second through Third
                                                                                             ------------
         (2)    Priority Fourth - Accelerated Payment Amount Shortfall          90,756,591
                                                                                ----------
                Accelerated Payment Amount Shortfall in Excess of
                  Requisite Amount                                                                  6,959
                                                                                             ------------
         (3)    Priority Fifth through Sixth
                                                                                             ------------
         (4)    Priority Seventh - to Servicer
                                                                                             ------------
         Total withdrawals                                                                                         6,959
                                                                                                             -----------
    G.   End of period Spread Account balance                                                                 $3,249,993
                                                                                                             -----------

                                     3

X.    MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

    A.   Beginning of period number of Receivables                                                               26,164
                                                                                                               --------
    B.   Number of Subsequent Receivables Purchased                                                                   0
                                                                                                               --------
    C.   Number of Receivables becoming Liquidated
         Receivables during period                                                                                   22
                                                                                                               --------
    D.   Number of Receivables becoming Purchased
         Receivables during period
                                                                                                               --------
    E.   Number of Receivables paid off during period                                                                63
                                                                                                               --------
    F.   End of period number of Receivables                                                                     26,079
                                                                                                               --------
                                                                                                               --------
XI.   STATISTICAL DATA:

    A.   Weighted Average APR of the Receivables                                                                 19.28%
                                                                                                               --------
    B.   Weighted Average Remaining Term of the Receivables                                                       54.07
                                                                                                               --------
    C.   Average Receivable Balance                                                                             $12,367
                                                                                                               --------
    D.   Aggregate Realized Losses                                                                             $255,808
                                                                                                               --------




By:
         ---------------------------------------
Name:    DANIEL E. BERCE
Title:   VICE CHAIRMAN & CHIEF FINANCIAL OFFICER
Date:    DECEMBER 2, 1997

                AmeriCredit Automobile Receivables Trust 1997-D
                      Class A-1 5.800% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 6.240% Asset Backed Notes
                             Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of November 11, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:    11/11/97
Monthly Period Ending:       11/30/97

                                                                                                                >
I.  MONTHLY PERIOD NOTE BALANCE CALCULATION:


                                                                   Class A-1     Class A-2      Class A-3        TOTAL
                                                                   ---------     ---------      ---------        -----
    A.   Preliminary End of period Note Balance                   $90,742,762   $182,000,000   $123,000,000   $395,742,762
                                                                  --------------------------------------------------------
    B.   Deficiency Claim Amount                                            0              0              0              0

    C.   End of period Note Balance                               $90,742,762   $182,000,000   $123,000,000   $395,742,762
                                                                  --------------------------------------------------------
                                                                  --------------------------------------------------------
    D.   Note Pool Factors                                         95.518697%    100.000000%    100.000000%     98.935691%
                                                                  --------------------------------------------------------
                                                                  --------------------------------------------------------
II. RECONCILIATION OF SPREAD ACCOUNT:

    A.   Preliminary End of period Spread Account balance                                                       $3,249,993
                                                                                                                ----------
    B.   Priority First - Deficiency Claim Amount from
           preliminary certificate                                                                                       0
                                                                                                                ----------
    C.   End of period Spread Account balance                                                                   $3,249,993
                                                                                                                ----------
X.     PERFORMANCE TESTS:

    A.   Delinquency Ratio
         (1)    Receivables with Scheduled Payment delinquent more than
                  60 days at end of period                                                          $82,287
                                                                                                -----------
         (2)    Purchased Receivables with Scheduled Payment delinquent
                  more than 60 days at end of period
                                                                                                -----------
         (3)    Beginning of period Principal Balance                                           324,999,313
                                                                                                -----------
         (4)    Delinquency Ratio (1)+(2) divided by (3)                                                             0.03%
                                                                                                                ----------
         (5)    Previous Monthly Period Delinquency Ratio                                                            0.00%
                                                                                                                ----------
         (6)    Second previous Monthly Period Delinquency Ratio                                                     0.00%
                                                                                                                ----------
         (7)    Average Delinquency Ratio (4)+(5)+(6) divided by 3                                                   0.01%
                                                                                                                ----------
         (8)    Compliance(Delinquency Test Failure is a
                  Delinquency Ratio equal to or greater than 5.00%)                                                    yes
                                                                                                                ----------

                                     1

    B.   Cumulative Default Rate
         (1)    Defaulted Receivables in Current Period                                          $312,342
                                                                                              -----------
         (2)    Cumulative Defaulted Receivables Including
                  Defaulted Receivables in Current Period                                         312,342
                                                                                              -----------
         (3)    Original Pool Balance                                                         324,999,313
                                                                                              -----------
         (4)    Cumulative Default Rate (2) divided by (3)                                                         0.10%
                                                                                                                   -----
         (5)    Compliance (Default Test Failure is a Cumulative
                  Default Rate equal to or greater than 5.26%.)                                                      yes
                                                                                                                   -----

    C.   Cumulative Net Loss Rate
         (1)    Receivables becoming Liquidated Receivables during period                        $267,818
                                                                                              -----------
         (2)    Purchased Receivables with Scheduled
                  Payment delinquent more than 30 days at end of period
                                                                                              -----------
         (3)    Cram Down Losses occurring during period
                                                                                              -----------
         (4)    Liquidation Proceeds collected during period                                      (12,010)
                                                                                              -----------
         (5)    Net Losses during period (1)+(2)+(3)-(4)                                          255,808
                                                                                              -----------
         (6)    Net Losses since Initial Cut-off Date (Beginning of Period)                             0
                                                                                              -----------
         (7)    50% of Receivables with Scheduled Payment delinquent
                  more than 90 days at end of period                                                    0
                                                                                              -----------
         (8)    Original Aggregate Principal Balance plus Pre-Funded Amount
                  as of the Closing Date                                                      325,000,000
                                                                                              -----------
         (9)    Cumulative Net Loss Rate (5)+(6)+(7) divided by (8)                                                0.08%
                                                                                                                   -----
         (10)   Compliance (Net Loss Test Failure is a
                  Net Loss Rate equal to or greater than 3.01%.)                                                    yes
                                                                                                                   -----

    D.   Extension Rate
         (1)    Principal Balance of Receivables extended during current period                   145,103
                                                                                              -----------
         (2)    Beginning of Period Aggregate Principal Balance                               324,999,313
                                                                                              -----------
         (3)    Extension Rate (1) divided by (2)                                                                  0.04%
                                                                                                                   -----
         (4)    Previous Monthly Extension Rate                                                                    0.00%
                                                                                                                   -----
         (5)    Second previous Monthly Extension Rate                                                             0.00%
                                                                                                                   -----
         (6)    Average Extension Rate (3)+(4)+(5) divided by 3                                                    0.01%
                                                                                                                   -----
         (7)    Compliance (Extension Test Failure is an
                  Extension Rate equal to or greater than 4%.)                                                      yes
                                                                                                                   -----
XI. DELINQUENCY:

    A.   Receivables with Scheduled Payment delinquent
         (1)    31-60 days                                                        #    593     $7,528,139          2.32%
                                                                                  --------------------------------------
         (2)    61-90 days                                                               7         82,287          0.03%
                                                                                  --------------------------------------
         (3)    over 90 days                                                             0              0          0.00%
                                                                                  --------------------------------------
         Receivables with Scheduled Payment delinquent
           more than 30 days at end of period                                          600     $7,610,426          2.34%
                                                                                  --------------------------------------
                                                                                  --------------------------------------



By:
         ---------------------------------------
Name:    DANIEL E. BERCE
Title:   VICE CHAIRMAN & CHIEF FINANCIAL OFFICER
Date:    DECEMBER 3, 1997

                                     2